EXHIBIT 32b: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Earthworks Entertainment, Inc. (the “Company”) certifies that:

(1) The Quarterly Report on Form 10-QSB/A (Amendment #2) of the Company for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); as amended; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FEBRUARY 13, 2006	/s/ WILLIAM H. CAMPBELL
William H. Campbell
Executive Vice President, Chief Financial Officer